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                                 EXHIBIT 10.4


                              AMENDMENT AGREEMENT

        THIS AMENDMENT AGREEMENT is made and entered into as of the 5th day of December, 1995, between THE GOODYEAR TIRE & RUBBER COMPANY, an Ohio corporation (the "Company") and STANLEY C. GAULT, who resides at 407 West Wayne Avenue, Wooster, Ohio ("Gault").

        WHEREAS, the Company and Gault are parties to that certain Stock Purchase Agreement dated August 6, 1991, as amended (the "Agreement"); and

        WHEREAS, the Compensation Committee of the Board of Directors approved and directed the Company to enter into, and Gault agreed to the provisions of, this amendment to the Agreement on December 5, 1995, as described in the minutes of the meeting of the Compensation Committee held on that date;

        NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Gault do hereby agree as follows:

        1. Effective as of December 5, 1995, Section Two of the Agreement is amended by changing the date set forth in Section 2.1 from "through December 31, 1995" to "through December 31, 1996".

        2. Effective as of December 5, 1995, Section Four of the Agreement is amended by changing: (a) the date set forth therein from "through December 31, 1995" to "through December 31, 1996" and (b) by deleting the balance of said section beginning with the clause "unless the shares".

        IN WITNESS WHEREOF, the parties have executed this Amendment Agreement effective on and as of the date first above written.

                                        THE GOODYEAR TIRE & RUBBER COMPANY

                                        By /s/  M. L. BURNS
                                          ---------------------------------
                                                M. L. Burns, Vice President

                                        Attest /s/ JAMES BOYAZIS
                                              -----------------------------
                                                   James Boyazis, Secretary

                                        /s/ STANLEY C. GAULT
                                        -----------------------------------
                                                Stanley C. Gault




                                   X-10.4-1